Exhibit 5.1

[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]

December 12, 2014

Endurance Specialty Holdings Ltd.

Waterloo House

100 Pitts Bay Road

Pembroke HM 08, Bermuda

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

c/o Endurance U.S. Holdings Corp.

4 Manhattanville Road

Purchase, New York 10577

Re:	Endurance Specialty Holdings Ltd.
Endurance Holdings Capital Trust I
Endurance Holdings Capital Trust II
Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special U.S. counsel to Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the “Company”), in connection with the preparation of a registration statement on Form S-3 (the “Registration Statement”) to be filed on the date hereof by the Company, Endurance Holdings Capital Trust I (“Endurance Trust I”) and Endurance Holdings Capital Trust II (together with Endurance Trust I, the “Trusts”), each a statutory trust created under the Delaware Statutory Trust Act, with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the issuance and sale from time to time, pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act, of the following securities: (i) senior unsecured debt securities of the Company, in one or more series (the “Senior Debt Securities”), which may be issued under a senior indenture (the “Senior Debt Indenture”), dated July 15, 2004, between the Company and

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

The Bank of New York Mellon, as trustee, (ii) subordinated unsecured debt securities of the Company, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Debt Securities”), which may be issued under a subordinated indenture (the “Subordinated Debt Indenture”) proposed to be entered into between the Company and The Bank of New York Mellon, as trustee (the trustee under the Senior Debt Indenture and the Subordinated Debt Indenture is referred to as the “Trustee”); (iii) warrants (the “Warrants”) to purchase Debt Securities, preference shares, ordinary shares or other securities of the Company, which may be issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”) proposed to be entered into between the Company and a warrant agent or agents to be named, to be sold separately or with Debt Securities, preference shares, ordinary shares or other securities of the Company; (iv) fractional shares of the Company’s preference shares represented by depositary shares (the “Depositary Shares”) evidenced by depositary receipts (“Receipts”), which may be issued pursuant to one or more deposit agreements proposed to be entered into between the Company and a bank or trust company to be named (each, a “Deposit Agreement”); (v) trust preferred securities (the “Trust Preferred Securities”) of the Trusts, which may be issued by each Trust pursuant to its Amended and Restated Declaration of Trust proposed to be entered into by the Company and trustees to be named (each, an “Amended Declaration”); (vi) guarantees of the Company (the “Trust Preferred Securities Guarantees”) of the Trust Preferred Securities, which may be issued in the form of a Trust Preferred Securities Guarantee Agreement proposed to be entered into by the Company and a preferred guarantee trustee or trustees to be named (each, a “Guarantee Agreement”); (vii) stock purchase contracts of the Company (the “Stock Purchase Contracts”) obligating the holders to purchase from the Company, and the Company to sell to the holders, ordinary shares, preference shares and/or Depositary Shares at a future date or dates, which may be issued under one or more purchase contract agreements (each, a “Purchase Contract Agreement”) proposed to be entered into by the Company and a purchase contract agent or agents to be named; (viii) stock purchase units of the Company (the “Stock Purchase Units”) each representing ownership of a Stock Purchase Contract, Warrants, preference shares and/or any of the Debt Securities, Trust Preferred Securities or debt obligations of third parties, including United States Treasury obligations, other Stock Purchase Contracts or ordinary shares, securing a holder’s obligation to purchase or to sell, as the case may be, shares of ordinary shares, shares of preference shares or Depositary Shares under the Stock Purchase Contract; and (ix) such indeterminate amount of Debt Securities, Warrants, Trust Preferred Securities, Trust Preferred Securities Guarantees, Stock Purchase Contracts, Stock Purchase Units and number of shares of Depositary Shares as may be issued upon conversion, exchange or exercise of any Depositary Shares, Debt Securities, Warrants, Trust Preferred Securities, Trust Preferred Securities Guarantees, Stock Purchase Contracts or Stock Purchase Units, including such shares of Depositary Shares as may be issued pursuant to anti-dilution adjustments, in amounts, at prices and on terms to be determined at the time of offering (collectively, the “Indeterminate Securities”). The Debt Securities, the

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

Depositary Shares, the Warrants, the Trust Preferred Securities, the Trust Preferred Securities Guarantees, the Stock Purchase Contracts, the Stock Purchase Units and the Indeterminate Securities are collectively referred to herein as the “Offered Securities.”

This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of:

(a) the Registration Statement;

(b) the Senior Debt Indenture, filed as an exhibit to the Registration Statement;

(c) the form of the Subordinated Debt Indenture, filed as an exhibit to the Registration Statement;

(d) the form of the Debt Securities included in the Senior Debt Indenture and the Subordinated Debt Indenture;

(e) the Certificate of Trust of each Trust (each, a “Certificate of Trust”), as filed with the Secretary of State of the State of Delaware on June 15, 2004, each such Certificate of Trust being among BNY Mellon Trust of Delaware, as Delaware trustee (the “Delaware Trustee”), The Bank of New York Mellon, as institutional trustee (the “Institutional Trustee”) and Stan Osofsky, Scott W. Edwards and Daniel S. Lurie, as administrative trustees (each, an “Administrative Trustee”), respectively, each filed as an exhibit to the Registration Statement;

(f) the Declaration of Trust of each Trust (each, a “Declaration of Trust”) dated June 15, 2004, each such Declaration of Trust being among the Company, as sponsor, the Delaware Trustee, the Institutional Trustee and the Administrative Trustees, respectively, each filed as an exhibit to the Registration Statement;

(g) the form of the Amended and Restated Declaration of Trust (including the form of the Trust Preferred Securities), filed as an exhibit to the Registration Statement;

(h) the form of each of the Warrant Agreements, filed as an exhibit to the Registration Statement;

(i) the form of the Guarantee Agreement, filed as an exhibit to the Registration Statement;

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

(j) the form of the Purchase Contract Agreement, filed as an exhibit to the Registration Statement;

(k) the form of the Stock Purchase Unit, filed as an exhibit to the Registration Statement; and

(l) the form of the Deposit Agreement, filed as an exhibit to the Registration Statement.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

In our examination, we have assumed the legal capacity and competency of all natural persons, the genuineness of all signatures, including endorsements, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified, conformed or photostatic copies and the authenticity of the originals of such copies. In making our examination of documents executed or to be executed, we have assumed that the parties thereto (including the Company), other than the Trusts, have been duly organized and are and will continue to be validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, and had or will have the power, corporate or other, to enter into and perform all obligations thereunder and we have also assumed the due authorization by all requisite action, corporate or other, the execution and delivery by such parties of such documents and, except to the extent set forth in opinion numbers 1, 2 and 4 through 7, that such documents constitute or will constitute valid and binding obligations of such parties.

We have assumed that the Debt Securities, the Subordinated Debt Indenture, the Warrant Agreements, the Amended Declaration of each Trust, the Trust Preferred Securities of each Trust, the Trust Preferred Securities Guarantee of each Trust, the Guarantee Agreements, the Purchase Contract Agreements, the Stock Purchase Units and the Deposit Agreements will be duly authorized, executed and delivered in substantially the form reviewed by us.

In addition, we have assumed that the terms of the Offered Securities will have been established so as not to, and that the execution and delivery by the Company and the Trusts, as applicable, of, and the performance of their respective obligations under, the Subordinated Debt Indenture, the Offered Securities, the Warrant Agreements, the Purchase Contract Agreements, the Guarantee Agreements and the Deposit Agreements, will not violate, conflict with or constitute a default under, and the execution

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

and delivery by the Company of the Senior Debt Indenture did not, and the performance by the Company of its obligations thereunder will not, violate, conflict with or constitute a default under, (i) the memorandum of association or the amended and restated bye-laws of the Company, or any agreement or other instrument to which the Company, the Trusts or their respective properties are subject; (ii) any law, rule or regulation to which the Company or either Trust is subject; (iii) any judicial or regulatory order or decree of any governmental authority; or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. We have also assumed that the Company has been duly organized and is and will continue to be validly existing under Bermuda law and that (i) the Company has duly authorized the filing of the Registration Statement under Bermuda law; (ii) prior to the issuance of any Offered Securities, the Company will have duly authorized the issuance and terms of the Offered Securities under Bermuda law; (iii) prior to the issuance of any Offered Securities, the Subordinated Debt Indenture, the Declarations of Trust, the Amended Declarations, the Warrant Agreements, the Guarantee Agreements, the Purchase Contract Agreements and the Deposit Agreement, as applicable, and each certificate or other executed document evidencing Offered Securities will be duly authorized, executed and delivered by the Company under Bermuda law; (iv) the Senior Debt Indenture has been duly authorized, executed and delivered by the Company under Bermuda law; (v) the choice of New York law in the Senior Debt Indenture, the Subordinated Debt Indenture, the Warrant Agreements, the Guarantee Agreements, the Purchase Contract Agreements and the Deposit Agreements is legal and valid under the laws of other applicable jurisdictions; (vi) the execution and delivery by the Company of the Subordinated Debt Indenture, each Declaration of Trust, each Amended Declaration, each Warrant Agreement, each Guarantee Agreement, each Purchase Contract Agreement and each Deposit Agreement and the performance by the Company of its obligations thereunder did not and will not violate or conflict with any laws of Bermuda; and (vii) the Company has and will have complied with all aspects of the laws of Bermuda in connection with the issuance of the Offered Securities as contemplated by the Registration Statement. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers, trustees and other representatives of the Company, the Trusts and others.

Our opinions set forth herein are limited to the Delaware Statutory Trust Act and those laws of the State of New York and the federal laws of the United States of America, in each case, that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). We do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any jurisdiction other than Opined on Law on the

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

opinions herein stated. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. With respect to any series of Debt Securities to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Debt Securities (the “Offered Debt Securities”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to any Offered Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Debt Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Debt Securities and related matters in conformity with the applicable Indenture and any supplemental indenture thereto to be entered into in connection with the issuance of such Offered Debt Securities; (v) the terms of the Offered Debt Securities and the issuance and sale have been duly established in conformity with the applicable Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Subordinated Debt Indenture has been duly executed and delivered by the Company and the other parties thereto and the Offered Debt Securities have been duly executed and authenticated in accordance with the provisions of the applicable Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities (including any Debt Securities duly issued upon conversion, exchange or exercise of any Warrants), when issued and sold in accordance with the applicable Indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

rights of parties to obtain remedies, (d) the waivers of any usury defense contained in the applicable Indenture or Offered Debt Securities which may be unenforceable, (e) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (f) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies and (g)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

2. With respect to any series of Warrants to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Warrants (the “Offered Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Warrants are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Warrants and the Offered Securities of the Company into which the Offered Warrants are exercisable, the consideration to be received therefor and related matters; (v) the terms of the Offered Warrants and the issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable warrant agent; and (vi) the Offered Warrants have been duly executed and countersigned in accordance with the provisions of the applicable Warrant Agreement and duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement, the Offered Warrants (including any Warrants duly issued upon conversion, exchange or exercise of any Debt Securities), when issued and sold in accordance with the applicable Warrant Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies and (d)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

3. With respect to any series of Trust Preferred Securities to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Trust Preferred Securities (the “Offered Trust Preferred Securities”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Trust Preferred Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Trust Preferred Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Trust Preferred Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the terms of the Offered Trust Preferred Securities and the issuance and sale have been duly established in conformity with the applicable Amended Declaration so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Trust, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Trust; and (v) the Offered Trust Preferred Securities have been duly extended and authenticated in accordance with the provisions of the applicable Amended Declaration and duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement, the Offered Trust Preferred Securities (including any Trust Preferred Securities duly issued upon conversion, exchange or exercise of any Warrants), when issued and sold in accordance with the applicable Amended Declaration and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized for issuance and will be validly issued, fully paid and nonassessable representing undivided beneficial interests in the assets of such Trust, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies. We, however, bring to your attention, that the holders of the Offered Trust Preferred Securities may be obligated, pursuant to the applicable Amended Declaration, to (i) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers of Offered Trust Preferred Securities and (ii) provide security and indemnity in connection with the requests of, or directions to, the property trustee of the applicable Trust to exercise its rights and powers under the applicable Amended Declaration of such Trust.

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

4. With respect to the Trust Preferred Securities Guarantees to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Trust Preferred Securities Guarantees (the “Offered Trust Preferred Securities Guarantees”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Trust Preferred Securities Guarantees has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Trust Preferred Securities are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the applicable Offered Trust Preferred Securities Guarantee has been duly authorized, executed and delivered by the applicable Trust and the other parties thereto; (iv) the terms of the Offered Trust Preferred Securities Guarantee and the issuance and sale of the related Offered Trust Preferred Securities being guaranteed thereby have been duly established in conformity with the applicable Amended Declaration and the Guarantee Agreement has been duly executed and countersigned in accordance with its provisions so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Trust, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Trust; and (v) the Offered Trust Preferred Securities Guarantees have been duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement, the Offered Trust Preferred Securities Guarantees, when issued and sold in accordance with the applicable Guarantee Agreement and Amended Declaration and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, (d) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (e) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies and (f)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

5. With respect to any Depositary Shares to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Depositary Shares (the “Offered Depositary Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Depositary Shares are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Depositary Shares and related matters; (v) the terms of the Offered Depositary Shares and the issuance and sale have been duly established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vi) the Receipts evidencing the Offered Depositary Shares have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Deposit Agreement and duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement; (vii) the preference shares relating to such Offered Depositary Shares have been duly and validly issued and paid for under Bermuda law and in the manner contemplated in the Registration Statement; and (viii) the Receipts evidencing the Offered Depositary Shares are duly issued against the deposit of such preference shares in accordance with the Deposit Agreement, such Receipts will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, and the Offered Depositary Shares, when issued and sold in accordance with the applicable Deposit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be legally issued and will entitle the holders thereof to the rights specified in the Offered Depositary Shares and in the applicable Deposit Agreement, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies and (d)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

6. With respect to any Stock Purchase Contracts to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Stock Purchase Contracts (the “Offered Stock Purchase Contracts”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Contracts are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Contracts and the Offered Securities of the Company for which the Offered Stock Purchase Contracts may be settled, the consideration to be received therefor and related matters; (v) a Stock Purchase Contract Agreement relating to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement so as not to violate any applicable law, or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) the Offered Stock Purchase Contracts have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Purchase Contract Agreement and duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement, the Offered Stock Purchase Contracts (including any Stock Purchase Contracts duly issued upon conversion, exchange or exercise of any Depositary Shares, Debt Securities, Warrants, Stock Purchase Contracts or Stock Purchase Units), when issued and sold in accordance with the applicable Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies and (d)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

7. With respect to any Stock Purchase Units to be offered pursuant to the Registration Statement, including any Indeterminate Securities constituting Stock Purchase Units (the “Offered Stock Purchase Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Units are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Units and the Offered Securities of the Company for which the Offered Stock Purchase Units may be settled, the consideration to be received therefor and related matters; (iv) a Stock Purchase Unit Agreement relating to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the terms of the Offered Stock Purchase Units and the related Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Unit Agreement of which the Stock Purchase Contracts are a component so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the applicable Stock Purchase Contracts have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Purchase Contract Agreement and duly issued and sold in the applicable form filed as an exhibit to the Registration Statement and in the manner contemplated in the Registration Statement, the Offered Stock Purchase Units (including any Stock Purchase Units duly issued upon conversion, exchange or exercise of any Preferred Stock, Depositary Shares, Debt Securities, Warrants, Stock Purchase Contracts or Stock Purchase Units), when issued and sold in accordance with the applicable Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies and (d)(i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

Endurance Specialty Holdings Ltd.

Endurance Holdings Capital Trust I

Endurance Holdings Capital Trust II

December 12, 2014

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,

/s/ Skadden, Arps, Slate, Meagher & Flom LLP